UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2005

The Finish Line, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana (State or Other Jurisdiction of Incorporation)	0-20184 (Commission File Number)	35-1537210 (IRS Employer Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana (Address of Principal Executive Offices)	46235 (Zip Code)

(317) 899-1022
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

The Company announced today that Alan Cohen, the Company’s Chairman of the Board and CEO, David Klapper, the Company’s Senior Executive Vice-President, and Larry Sablosky, the Company’s Senior Executive Vice-President, have each entered into separate Sales Plans with a brokerage firm under SEC Rule 10b5-1c pursuant to which Mr. Cohen, Mr. Klapper and Mr. Sablosky will sell, subject to predetermined minimum price conditions, up to an aggregate of 356,481, 302,262 and 127,489 shares, respectively, of the Company’s Class A Common Stock during the term of the Sales Plans. Trading under the Sales Plans may occur from February 2, 2005 through and including August 2, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2005

The Finish Line, Inc. By: /s/ Kevin S. Wampler —————————————— Kevin S. Wampler Executive Vice President--Chief Financial Officer and Assistant Secretary
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